UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

DATE OF REPORT (Date of earliest event reported): September 12, 2005

ITT EDUCATIONAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13144	36-2061311
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

13000 North Meridian Street

Carmel, Indiana	46032-1404

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (317) 706-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR

240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On September 12, 2005, the Registrant received a Separation and General Release Agreement (“Separation Agreement”) that had been offered by the Registrant to Martin A. Grossman, the Registrant’s former Senior Vice President, Director of Marketing and Investor Relations, on September 1, 2005 and accepted by Mr. Grossman on September 12, 2005. Under the Separation Agreement, Mr. Grossman’s employment with the Registrant terminated on September 1, 2005. The Separation Agreement provides that the Registrant will:

•

pay Mr. Grossman an amount equal to $65,466.67, representing four months of Mr. Grossman’s semimonthly rate of pay at the time his employment with the Registrant terminated less applicable deductions under federal, state and local law for income taxes, social security and other payroll taxes, on the Registrant’s first regularly scheduled payroll date following one week after the Separation Agreement became effective (“Separation Pay”);

•

contribute, on Mr. Grossman’s behalf, the monthly payments for Mr. Grossman to continue his medical, vision, dental and prescription drug insurance until the earlier of January 1, 2006 or the date upon which Mr. Grossman becomes covered by other health insurance without pre-existing conditions limitations on coverages or benefits (“Health Insurance”); and

•	pay for Mr. Grossman to receive outplacement services through February 28, 2006 (“Outplacement Services”).

In exchange for the Separation Pay, Health Insurance and Outplacement Services, Mr. Grossman has agreed to a number of provisions as specified in the Separation Agreement, including, without limitation, a general release of any claims that he may have against the Registrant. The Separation Agreement provides that Mr. Grossman has through September 19, 2005 to revoke his release with respect to claims under the Age Discrimination in Employment Act or the Older Workers Benefit Protection Act.

The foregoing description is subject to, and qualified in its entirety by, the Separation Agreement, a copy of which is incorporated herein by reference and filed with the Securities and Exchange Commission as Exhibit 10.51.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits:

Exhibit No.	Description

10.51	Separation and General Release Agreement accepted by Martin A. Grossman on September 12, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 14, 2005

ITT Educational Services, Inc.

By:	/s/ Clark D. Elwood
Name: Clark D. Elwood
Title: Senior Vice President,

General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

10.51	Separation and General Release Agreement accepted by Martin A. Grossman on September 12, 2005.

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